Exhibit 99.2

EMPIRE STATE REALTY TRUST

Supplemental Operating and Financial Data

For the Quarter Ended March 31, 2014

First Quarter 2014

Forward-looking Statements

This supplemental package includes “forward looking statements”. Forward-looking statements may be identified by the use of words such as “believes,” “expects,” “may,” “will,” “should,” “seeks,” “approximately,” “intends,” “plans,” “pro forma,” “estimates,” “contemplates,” “aims,” “continues,” “would” or “anticipates” or the negative of these words and phrases or similar words or phrases. The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements: the factors included in (i) the Company’s Annual Report on Form 10-K for the year ended December 31, 2013, including those set forth under the headings “Risk Factors,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” “Business,” and “Properties” and (ii) in future periodic reports filed by the Company under the Securities and Exchange Act of 1934, as amended. While forward-looking statements reflect the Company’s good faith beliefs, they are not guarantees of future performance. The Company disclaims any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, of new information, data or methods, future events or other changes after the date of this press release, except as required by applicable law. For a further discussion of these and other factors that could impact the Company’s future results, performance or transactions, see the section entitled “Risk Factors” in the Annual Report on Form 10-K for the year ended December 31, 2013, and other risks described in documents subsequently filed by the Company from time to time with the Securities and Exchange Commission. Prospective investors should not place undue reliance on any forward-looking statements, which are based only on information currently available to the Company (or to third parties making the forward-looking statements).

First Quarter 2014

COMPANY PROFILE

Empire State Realty Trust, Inc. is a leading real estate investment trust (REIT) that owns, manages, operates, acquires and repositions office and retail properties in Manhattan and the greater New York metropolitan area, including the Empire State Building, the world’s most famous office building.

BOARD OF DIRECTORS

Anthony E. Malkin	William H. Berkman	Alice M. Connell
Chairman, Chief Executive	Director, Chair of	Director
Officer and President	Compensation Committee

Thomas J. DeRosa	Steven J. Gilbert	S. Michael Giliberto
Director, Chair of	Director, Lead Director	Director
Audit Committee

Lawrence E. Golub
Director, Chair of Nominating/Corporate
Governance Committee

EXECUTIVE MANAGEMENT

Anthony E. Malkin	Thomas P. Durels	David A. Karp
Chairman, Chief Executive	Executive Vice President and	Executive Vice President, Chief
Officer and President	Chief of Property Operations	Financial Officer and Treasurer
and Leasing
Thomas N. Keltner, Jr.
Executive Vice President,
General Counsel and Secretary

COMPANY INFORMATION

Corporate Headquarters	Investor Relations	New York Stock Exchange
One Grand Central Place	David A. Karp	Trading Symbol: ESRT
60 East 42nd Street	IR@empirestaterealtytrust.com
New York, NY 10165 www.empirestaterealtytrust.com
(212) 687-8700

First Quarter 2014

Financial Highlights

(unaudited and dollars in thousands, except per share amounts)

Selected Items:	March 31, 2014	Period from October 7, 2013 through December 31, 2013
Revenue	$140,306	$127,583
EBITDA (1)	$53,514	$48,405
Cash net operating income (1)	$49,029	$54,000
Net income	$11,231	$193,431
Core funds from operations (“Core FFO”) (1)	$41,283	$41,395
Core funds available for distribution (“Core FAD”) (1)	$25,839	$21,819
Core FFO per share - diluted	$0.17	$0.17
Core FAD per share - diluted	$0.11	$0.09
Dividends declared and paid per share	$0.085	$0.0795

Portfolio statistics:
Number of properties	18	18
Total rentable square footage	8,362,786	8,350,871
Percent occupied (2)	87.2%	86.1%

Observatory metrics:
Number of visitors	664,000	980,000
Change in visitors year over year	-6.3%	8.5%
Observatory revenues	$17,301	$25,389
Change in revenues year over year	3.6%	10.4%

Ratios:
Consolidated Debt to Total Market Capitalization (3)	24%	24%
Consolidated Debt to EBITDA (annualized)	5.6x	5.9x
Interest Coverage Ratio	3.9x	3.9x
Core FFO Payout Ratio (4)	51%	47%
Core FAD Payout Ratio (5)	81%	89%

Class A Common Stock Price and Dividends:
Class A common stock price at quarter end	$15.11	$15.30
Average closing price	$14.88	$14.64
Dividends per share - annualized	$0.34	$0.34
Dividend yield (6)	2.3%	2.2%
Common stock and operating partnership units outstanding	245,894,321	245,477,006

Notes:

(1)	Represents non-GAAP financial measures. For a discussion on what these metrics represent and why the Company presents them, see page 19 and for a reconciliation of these metrics to net income, see pages 14 and 15.
(2)	Based on leases signed and commenced as of end of period.
(3)	Market capitalization represents the sum of (i) Company’s common stock per share price as of March 31, 2014 multiplied by the total outstanding number of shares of common stock and operating partnership units as of March 31, 2014 and (ii) our outstanding indebtedness as of March 31, 2014.
(4)	Represents the amount of Core FFO paid out in distributions.
(5)	Represents the amount of Core FAD paid out in distributions.
(6)	Based on the closing price per share of Class A common stock on March 31, 2014.

First Quarter 2014

Property Summary

(unaudited and dollars in thousands, except per square foot amounts)

	March 31, 2014
	Total Portfolio	Manhattan Office Portfolio (1)	Greater New York Office Portfolio	Standalone Retail Portfolio	Observatory
Number of properties	18	7	5	6
Square feet	8,362,786	6,318,516	1,840,095	204,175
Occupancy (2)	87.2%	86.2%	89.5%	98.9%

Revenue	$124,732	$84,946	$17,985	$4,500	$17,301
Operating expenses	(61,665)	(44,438)	(8,854)	(1,392)	(6,981)

Net operating income	63,067	40,508	9,131	3,108	10,320
Straight-line rent	(12,580)	(12,748)	250	(82)	—
Above/below-market lease amortization	(1,884)	(1,884)	—	—	—
Acquired ground lease amortization	426	426	—	—	—

Cash net operating income	$49,029	$26,302	$9,381	$3,026	$10,320

Leasing activity
Total leases executed	50	46	4	—
Total square footage executed	191,319	172,716	18,603	—
Average rent psf - leases executed	$48.03	$49.42	$35.11	—
Previously escalated rents psf	$41.47	$40.43	$51.14	—
Percentage of new rent over previously escalated rents	15.8%	22.3%	-31.3%	—
				—
Leasing commission costs per square foot	$14.75	$15.07	$11.71	—
Tenant improvement costs per square foot	53.36	54.25	46.11	—

Total LC and TI per square foot (3)	$68.11	$69.32	$57.82	$—

	Period from October 7, 2013 through December 31, 2013
	Total Portfolio	Manhattan Office Portfolio (1)	Greater New York Office Portfolio	Standalone Retail Portfolio	Observatory
Number of properties	18	7	5	6
Square feet	8,350,871	6,306,601	1,840,095	204,175
Occupancy (2)	86.1%	84.7%	89.7%	97.7%

Revenue	$121,768	$77,584	$16,731	$3,718	$23,735
Operating expenses	(57,331)	(42,628)	(7,838)	(1,178)	(5,687)

Net operating income	64,437	34,956	8,893	2,540	18,048
Straight-line rent	(8,932)	(8,807)	(94)	(31)	—
Above/below-market lease amortization	(1,903)	(1,903)	—	—	—
Acquired ground lease amortization	398	398	—	—	—

Cash net operating income	$54,000	$24,644	$8,799	$2,509	$18,048

Leasing activity
Total leases executed	55	47	6	2
Total square footage executed	414,806	362,844	45,705	6,257
Average rent psf - leases executed	$43.82	$42.92	$35.57	$156.15
Previously escalated rents psf	$41.29	$39.70	$41.06	$135.18
Percentage of new rent over previously escalated rents	6.1%	8.1%	-13.4%	15.5%

Leasing commission costs per square foot	$19.29	$19.64	$9.26	$72.15
Tenant improvement costs per square foot	38.26	39.12	36.68	—

Total LC and TI per square foot (3)	$57.55	$58.76	$45.94	$72.15

Capital Expenditures	March 31, 2014
Tenant improvements - first generation	$5,095
Tenant improvements - second generation	1,038
Leasing commissions - first generation	1,045
Leasing commissions - second generation	880
Building improvements - first generation (4)	11,241
Building improvements - second generation	1,106

Total	$20,405

Notes:

(1)	Includes 419,812 rentable square feet of retail space in the Company’s seven Manhattan office properties.
(2)	Based on leases signed and commenced as of period end.
(3)	Presents all tenant improvement and leasing commission costs as if they were incurred in the period in which the lease was signed, which may be different than the period in which they were actually paid.
(4)	The Company estimates that between $100 million and $140 million of capital is needed beyond March 31, 2014 to complete substantially the renovation and repositioning program of its Manhattan office properties.

First Quarter 2014

Property Detail

(unaudited)

Property Name	Location or Sub-Market	Rentable Square Feet (1)	Percent Occupied (2)	Annualized Rent (3)	Annualized Rent per Occupied Square Foot (4)	Number of Leases (5)
Manhattan Office Properties - Office
The Empire State Building (6)	Penn Station - Times Sq. South	2,690,927	82.5%	$99,739,817	$44.95	193
One Grand Central Place	Grand Central	1,177,748	84.3%	47,491,907	47.84	276
250 West 57th Street	Columbus Circle - West Side	474,576	86.2%	19,714,424	48.18	151
501 Seventh Avenue	Penn Station - Times Sq. South	454,391	95.4%	17,487,951	40.35	34
1359 Broadway	Penn Station - Times Sq. South	443,675	92.9%	17,936,327	43.53	29
1350 Broadway (8)	Penn Station - Times Sq. South	365,233	86.7%	14,356,794	45.36	75
1333 Broadway	Penn Station - Times Sq. South	292,154	98.7%	12,506,959	43.38	11

Manhattan Office Properties - Office		5,898,704	86.0%	229,234,179	45.20	769

Manhattan Office Properties - Retail
The Empire State Building (7)	Penn Station -Times Sq. South	143,758	92.4%	15,286,751	115.13	17
One Grand Central Place	Grand Central	68,332	92.3%	6,720,338	106.58	18
250 West 57th Street	Columbus Circle - West Side	53,395	78.6%	5,105,262	121.71	7
501 Seventh Avenue	Penn Station -Times Sq. South	35,502	100.0%	1,877,812	52.89	10
1359 Broadway	Penn Station -Times Sq. South	25,264	35.8%	1,181,278	130.67	5
1350 Broadway (8)	Penn Station -Times Sq. South	30,895	100.0%	5,799,860	187.73	6
1333 Broadway	Penn Station -Times Sq. South	62,666	95.6%	7,078,211	118.11	4

Manhattan Office Properties - Retail		419,812	88.9%	43,049,512	115.37	67

Sub-Total/Weighted Average
Manhattan Office Properties - Office and Retail		6,318,516	86.2%	272,283,691	50.04	836

Greater New York Metropolitan Area
Office Properties
First Stamford Place (9)	Stamford, CT	784,160	86.5%	27,890,724	41.10	48
Metro Center	Stamford, CT	279,385	96.9%	14,334,594	52.97	28
383 Main Street	Norwalk, CT	257,965	86.9%	7,092,450	31.64	20
500 Mamaroneck Avenue	Harrison, NY	289,772	94.7%	7,862,926	28.67	36
10 Bank Street	White Plains, NY	228,813	87.3%	6,952,880	34.80	29

Sub-Total/Weighted Average Greater New York
Metropolitan Area Office Properties		1,840,095	89.5%	64,133,574	38.93	161

Standalone Retail Properties
10 Union Square	Union Square	58,005	100.0%	5,907,580	101.85	14
1542 Third Avenue	Upper East Side	56,250	100.0%	3,189,339	56.70	4
1010 Third Avenue	Upper East Side	44,662	100.0%	3,218,703	72.07	2
77 West 55th Street	Midtown	24,102	100.0%	2,859,118	118.63	3
69-97 Main Street	Westport, CT	16,826	100.0%	2,078,337	123.52	5
103-107 Main Street	Westport, CT	4,330	48.5%	277,731	132.25	1

Sub-Total/Weighted Average Standalone
Retail Properties		204,175	98.9%	17,530,808	86.81	29

Portfolio Total		8,362,786	87.2%	$353,948,073	$48.54	1,026

Total/Weighted Average Office Properties		7,738,799	86.8%	$293,367,753	$43.64	930
Total/Weighted Average Retail Properties		623,987	92.2%	60,580,320	105.32	96

Portfolio Total		8,362,786	87.2%	$353,948,073	$48.54	1,026

Notes:

(1)	Excludes (i) 162,859 square feet of space across the Company’s portfolio attributable to building management use and tenant amenities and (ii) 69,757 square feet of space attributable to the Company’s observatory.
(2)	Based on leases signed and commenced as of March 31, 2014.
(3)	Represents annualized base rent and current reimbursement for operating expenses and real estate taxes.
(4)	Represents annualized rent under leases commenced as of March 31, 2014 divided by occupied square feet.
(5)	Represents the number of leases at each property or on a portfolio basis. If a tenant has more than one lease, whether or not at the same property, but with different expirations, the number of leases is calculated equal to the number of leases with different expirations.
(6)	Includes 86,902 rentable square feet of space leased by the Company’s broadcasting tenants.
(7)	Includes 5,300 rentable square feet of space leased by Host Services of New York, a licensee of the Company’s observatory.
(8)	Denotes a ground leasehold interest in the property with a remaining term, including unilateral extension rights available to the Company, of approximately 36 years (expiring July 31, 2050).
(9)	First Stamford Place consists of three buildings.

First Quarter 2014

Tenant Lease Expirations

(unaudited)

Total Lease Expirations	Number of Leases Expiring (1)	Rentable Square Feet Expiring (2)	Percent of Portfolio Rentable Square Feet Expiring	Annualized Rent (3)	Percent of Portfolio Annualized Rent (4)	Annualized Rent Per Rentable Square Foot
Available	—	933,997	11.1%	$—	0.0%	$—
Signed leases not commenced	23	135,194	1.7%	—	0.0%	—
2014	161	375,739	4.5%	17,765,374	5.0%	47.28
2015	234	711,833	8.5%	33,161,450	9.4%	46.59
2016	124	433,204	5.2%	18,791,834	5.3%	43.38
2017	105	437,161	5.2%	21,981,881	6.2%	50.28
2018	122	613,673	7.3%	29,364,939	8.3%	47.85
2019	51	501,565	6.0%	21,797,185	6.2%	43.46
2020	72	690,348	8.3%	36,714,128	10.4%	53.18
2021	40	450,057	5.4%	22,974,715	6.5%	51.05
2022	34	380,944	4.6%	21,028,589	5.9%	55.20
2023	28	457,787	5.5%	21,712,884	6.1%	47.43
2024	34	345,184	4.1%	18,971,806	5.4%	54.96
Thereafter	21	1,896,100	22.7%	89,683,287	25.3%	47.30

Total	1,049	8,362,786	100.0%	$353,948,073	100.0%	$48.54

Notes:

(1)	If a lease has two different expiration dates, it is considered to be two leases (for the purpose of lease count and square footage).
(2)	Excludes (i) 162,859 rentable square feet of space across the Company portfolio attributable to building management use and tenant amenities and (ii) 69,757 square feet of space attributable to the Company’s observatory.
(3)	Represents annualized base rent and current reimbursement for operating expenses and real estate taxes.
(4)	Represents the percentage of annualized rent of the Company’s office and retail portfolio in the aggregate.

First Quarter 2014

Tenant Lease Expirations

(unaudited)

Manhattan Office Properties (1)	Number of Leases Expiring (2)	Rentable Square Feet Expiring (3)	Percent of Portfolio Rentable Square Feet Expiring	Annualized Rent (4)	Percent of Portfolio Annualized Rent (5)	Annualized Rent Per Rentable Square Foot
Available	—	741,634	12.6%	$—	0.0%	$—
Signed leases not commenced	17	86,052	1.5%	—	0.0%	—
2014	137	334,044	5.7%	15,713,867	6.9%	47.04
2015	203	586,446	9.9%	26,167,786	11.4%	44.62
2016	95	257,073	4.4%	11,476,635	5.0%	44.64
2017	77	241,073	4.1%	11,905,837	5.2%	49.39
2018	86	342,830	5.8%	17,325,180	7.6%	50.54
2019	35	232,631	3.9%	10,038,784	4.4%	43.15
2020	40	424,049	7.2%	18,556,729	8.1%	43.76
2021	28	324,109	5.5%	14,353,678	6.3%	44.29
2022	21	155,041	2.6%	7,922,701	3.5%	51.10
2023	19	298,543	5.1%	13,302,284	5.8%	44.56
2024	21	145,479	2.5%	7,246,637	3.2%	49.81
Thereafter	7	1,729,700	29.3%	75,224,061	32.8%	43.49

Total Manhattan office properties	786	5,898,704	100.0%	229,234,179	100.0%	45.20

Greater New York Metropolitan Area Office Properties
Available	—	145,697	7.9%	—	0.0%	—
Signed leases not commenced	5	46,912	2.5%	—	0.0%	—
2014	20	34,687	1.9%	1,506,677	2.3%	43.44
2015	18	93,519	5.1%	3,605,076	5.6%	38.55
2016	18	90,665	4.9%	3,128,397	4.9%	34.51
2017	21	149,268	8.1%	6,065,523	9.5%	40.64
2018	29	243,440	13.2%	9,313,549	14.5%	38.26
2019	10	241,987	13.2%	8,876,811	13.8%	36.68
2020	19	200,632	10.9%	7,739,230	12.1%	38.57
2021	6	96,066	5.2%	4,178,456	6.5%	43.50
2022	6	168,044	9.1%	6,590,267	10.3%	39.22
2023	5	114,106	6.2%	4,747,533	7.4%	41.61
2024	2	174,448	9.5%	6,885,220	10.7%	39.47
Thereafter	7	40,624	2.2%	1,496,835	2.3%	36.85

Total greater New York metropolitan area office properties	166	1,840,095	100.0%	64,133,574	100.0%	38.93

Retail Properties
Available	—	46,666	7.5%	—	0.0%	—
Signed leases not commenced	1	2,230	0.4%	—	0.0%	—
2014	4	7,008	1.1%	544,830	0.9%	77.74
2015	13	31,868	5.1%	3,388,588	5.6%	106.33
2016	11	85,466	13.7%	4,186,802	6.9%	48.99
2017	7	46,820	7.5%	4,010,521	6.6%	85.66
2018	7	27,403	4.4%	2,726,210	4.5%	99.49
2019	6	26,947	4.3%	2,881,590	4.8%	106.94
2020	13	65,667	10.5%	10,418,169	17.2%	158.65
2021	6	29,882	4.8%	4,442,581	7.3%	148.67
2022	7	57,859	9.3%	6,515,621	10.8%	112.61
2023	4	45,138	7.2%	3,663,067	6.0%	81.15
2024	11	25,257	4.0%	4,839,949	8.0%	191.63
Thereafter	7	125,776	20.2%	12,962,392	21.4%	103.06

Total retail properties	97	623,987	100.0%	60,580,320	100.0%	105.32

Total portfolio lease expirations	1,049	8,362,786	100.0%	$353,948,073	100.0%	$48.54

Notes:

(1)	Excludes (i) retail space in the Company’s Manhattan office properties and (ii) the Empire State Building broadcasting licenses and observatory operations.
(2)	If a lease has two different expiration dates, it is considered to be two leases (for the purpose of lease count and square footage).
(3)	Excludes (i) 162,859 rentable square feet of space across the Company portfolio attributable to building management use and tenant amenities and (ii) 69,757 square feet of space attributable to the Company’s observatory.
(4)	Represents annualized base rent and current reimbursement for operating expenses and real estate taxes.
(5)	Represents the percentage of annualized rent of the Company’s office and retail portfolio in the aggregate.

First Quarter 2014

Tenant Lease Expirations

(unaudited)

Empire State Building Office (1)	Number of Leases Expiring (2)	Rentable Square Feet Expiring	Percent of Portfolio Rentable Square Feet Expiring	Annualized Rent (3)	Percent of Portfolio Annualized Rent (4)	Annualized Rent Per Rentable Square Foot
Available	—	428,076	15.9%	$—	0.0%	$—
Signed leases not commenced	6	44,042	1.6%	—	0.0%	—
2014	30	117,889	4.4%	5,162,306	5.2%	43.79
2015	36	179,184	6.7%	7,653,687	7.7%	42.71
2016	15	73,060	2.7%	3,358,603	3.4%	45.97
2017	21	66,515	2.5%	3,546,132	3.6%	53.31
2018	23	70,229	2.6%	3,477,814	3.5%	49.52
2019	11	39,623	1.5%	1,735,857	1.7%	43.81
2020	17	228,593	8.5%	10,212,707	10.2%	44.68
2021	10	78,328	2.9%	3,453,700	3.5%	44.09
2022	9	38,767	1.4%	2,000,522	2.0%	51.60
2023	7	35,699	1.3%	1,840,567	1.8%	51.56
2024	5	125,961	4.7%	6,203,709	6.2%	49.25
Thereafter	9	1,164,961	43.3%	51,094,213	51.2%	43.86

Total Empire State Building office	199	2,690,927	100.0%	$99,739,817	100.0%	$44.95

Notes:

(1)	Excludes retail space, broadcasting licenses and observatory operations.
(2)	If a lease has two different expiration dates, it is considered to be two leases (for the purpose of lease count and square footage).
(3)	Represents annualized base rent and current reimbursement for operating expenses and real estate taxes.
(4)	Represents the percentage of annualized rent of the Company’s office and retail portfolio in the aggregate.

First Quarter 2014

20 Largest Tenants and Portfolio Tenant Diversification by Industry

(unaudited)

20 Largest Tenants	Number of Leases	Number of Properties	Lease Expiration (1)	Weighted Average Remaining Lease Term(2)	Total Occupied Square Feet (3)	Percent of Portfolio Rentable Square Feet (4)	Annualized Rent (5)	Percent of Portfolio Annualized Rent (6)

1. Li & Fung	6	3	Oct. 2021-Oct. 2028	13.3 years	886,995	10.6%	$36,055,096	10.2%
2. Coty, Inc.	1	1	Jan. 2030	15.8 years	308,660	3.7%	14,573,848	4.1%
3. PVH Corp.	1	1	Oct. 2028	14.6 years	223,616	2.7%	9,168,174	2.6%
4. Thomson Reuters	4	2	Apr. 2018-Apr. 2020	5.3 years	147,208	1.8%	7,113,367	2.0%
5. Urban Outfitters	1	1	Sept. 2029	15.5 years	56,730	0.6%	6,200,000	1.9%
6. Legg Mason	1	1	Sept. 2024	10.5 years	138,868	1.7%	5,970,102	1.7%
7. Federal Deposit Insurance Corporation	1	1	Feb. 2020	5.8 years	121,879	1.5%	5,832,753	1.6%
8. LinkedIn	1	1	Feb. 2026	11.9 years	125,256	1.4%	5,774,892	1.6%
9. Host Services of New York	1	1	May 2020	6.2 years	5,300	0.1%	5,064,790	1.4%
10. Odyssey Reinsurance	1	1	Sept. 2022	8.5 years	101,619	1.2%	3,898,085	1.1%
11. Duane Reade	2	2	Feb. 2021-May 2025	9.3 years	23,134	0.3%	3,716,378	1.1%
12. Shutterstock	1	1	Sept. 2024	10.5 years	77,845	0.9%	3,658,715	1.0%
13. Bank Of America	3	3	Apr. 2015-Feb. 2018	2.4 years	29,671	0.4%	3,300,818	0.9%
14. Reed Elsevier, Inc.	1	1	Nov. 2019	5.7 years	96,727	1.2%	3,155,742	0.9%
15. Human Rights Watch	1	1	Oct. 2026	12.6 years	66,479	0.8%	3,040,840	0.9%
16. Aetna Life Insurance Company	1	1	June 2018	4.2 years	51,621	0.6%	2,966,060	0.8%
17. Gerson Lehrman Group, Inc.	1	1	Oct. 2026	12.6 years	64,361	0.8%	2,960,606	0.8%
18. JPMorgan Chase Bank	2	2	Dec. 2021-Dec. 2027	13.3 years	28,391	0.3%	2,679,110	0.8%
19. Jefferies Group, Inc.	2	1	May 2021-Nov. 2022	7.8 years	44,930	0.5%	2,599,802	0.7%
20. Ethan Allen Retail, Inc.	1	1	July 2022	8.3 years	34,670	0.4%	2,590,838	0.7%

Total	33				2,633,960	31.5%	$130,320,015	36.8%

Notes:

(1)	Expiration dates are per lease and do not assume exercise of renewal or extension options. Except for the Federal Deposit Insurance Corporation lease (February 1, 2015), none of these leases contain early termination options. For tenants with more than two leases, the lease expiration is shown as a range.
(2)	Represents the weighted average lease term, based on annualized rent.
(3)	Based on leases signed and commenced as of March 31, 2014.
(4)	Represents the percentage of rentable square feet of the Company’s office and retail portfolios in the aggregate.
(5)	Represents annualized base rent and current reimbursement for operating expenses and real estate taxes.
(6)	Represents the percentage of annualized rent of the Company’s office and retail portfolios in the aggregate.

Portfolio Tenant Diversification by Industry (based on annualized rent)

First Quarter 2014

Observatory Metrics

(unaudited and in thousands)

	Three Months Ended
Observatory NOI	March 31, 2014	December 31, 2013	September 30, 2013	June 30, 2013	March 31, 2013

Observatory revenue	$17,301	$25,389	$32,356	$27,304	$16,709
Observatory expenses	6,981	6,193	6,482	6,109	5,522

NOI	10,320	19,196	25,874	21,195	11,187
Intercompany rent expense (1)	15,200	20,276	24,260	13,550	3,416

NOI after intercompany rent	$(4,880)	$(1,080)	$1,614	$7,645	$7,771

Note:

(1)	The observatory pays a market-based rent payment comprised of fixed and percentage rent to the Empire State Building. We recognize intercompany percentage rent expense in the interim periods as it is probable that percentage rent will be incurred based upon management’s estimates. Prior to the consolidation and formation transactions, Empire State Building Company, LLC recorded percentage rent when incurred, which resulted in rent expense being recognized primarily in the third and fourth quarters. Intercompany rent is eliminated upon consolidation.

Annual Observatory Revenues 2009 to 2013

First Quarter 2014

Condensed Consolidated Balance Sheets

(unaudited and dollars in thousands)

	March 31, 2014	December 31, 2013
Assets
Commercial real estate properties, at cost:
Land	$187,566	$187,566
Development costs	6,459	6,459
Building and improvements	1,473,665	1,455,398

	1,667,690	1,649,423
Less: accumulated depreciation	(315,256)	(295,351)

Commercial real estate properties, net	1,352,434	1,354,072
Cash and cash equivalents	44,703	60,743
Restricted cash	54,832	55,621
Tenant and other receivables, net	29,644	24,817
Deferred rent receivables, net	74,971	62,689
Prepaid expenses and other assets	23,535	35,407
Deferred costs, net	79,032	78,938
Acquired below-market ground lease, net	61,886	62,312
Acquired lease intangibles, net	237,900	249,983
Goodwill	491,479	491,479

Total assets	$2,450,416	$2,476,061

Liabilities and Equity
Mortgage notes payable	$878,545	$883,112
Term loan and credit facility	325,000	325,000
Accounts payable and accrued expenses	71,712	81,908
Acquired below-market leases, net	125,106	129,882
Deferred revenue and other liabilities	22,574	21,568
Tenants’ security deposits	32,939	31,406

Total liabilities	1,455,876	1,472,876
Total equity	994,540	1,003,185

Total liabilities and equity	$2,450,416	$2,476,061

First Quarter 2014

Condensed Consolidated Statements of Income

(unaudited and in thousands, except per share amounts)

	March 31, 2014	Period from October 7, 2013 through December 31, 2013
Revenues
Rental revenue	$90,204	$79,987
Tenant expense reimbursement	15,153	15,836
Observatory revenue	17,301	23,735
Construction revenue	14,963	5,265
Third party management and other fees	611	550
Other revenue and fees	2,074	2,210

Total revenues	140,306	127,583

Operating expenses
Property operating expenses	36,311	34,453
Marketing, general, and administrative expenses	8,675	15,254
Observatory expenses	6,981	5,687
Construction expenses	14,283	5,468
Real estate taxes	18,373	17,191
Depreciation and amortization	30,115	27,375

Total operating expenses	114,738	105,428

Total operating income	25,568	22,155
Other income (expense)
Interest expense	(14,337)	(13,147)
Acquisition expenses	—	(138,140)
Gain on consolidation of non-controlled entities	—	322,563

Net income	11,231	193,431
Net income attributable to non-controlling interests	(6,862)	(118,186)

Net income attributable to Empire State Realty Trust, Inc.	$4,369	$75,245

Weighted average common shares outstanding
Basic	95,575	95,574

Diluted	95,617	95,611

Net income per share attributable to Empire State Realty Trust, Inc.
Basic	$0.05	$0.79

Diluted	$0.05	$0.79

Dividends per share	$0.085	$0.0795

First Quarter 2014

Funds from Operations (“FFO”), Funds Available for Distribution (“FAD”) and EBITDA

(unaudited and in thousands, except per share amounts)

Reconciliation of Net Income to FFO and Core FFO	March 31, 2014	Period from October 7, 2013 through December 31, 2013
Net Income	$11,231	$193,431
Real estate depreciation and amortization	30,052	27,352

FFO	41,283	220,783
Gain on consolidation of non-controlled entities	—	(322,563)
Acquisition expenses	—	138,140
Severance expenses	—	2,738
Retirement equity compensation expenses	—	2,297

Core FFO	$41,283	$41,395

Total weighted average shares and Operating Partnership Units
Basic	245,779	245,445

Diluted	245,821	245,482

FFO per share
Basic	$0.17	$0.90

Diluted	$0.17	$0.90

Core FFO per share
Basic	$0.17	$0.17

Diluted	$0.17	$0.17

Reconciliation of Core FFO to Core FAD
Core FFO	$41,283	$41,395
Add:
Amortization of deferred financing costs	1,090	1,074
Amortization of below-market ground lease	426	398
Non-real estate depreciation and amortization	65	23
Amortization of non-cash compensation expense	1,025	697
Deduct:
Straight-line rental revenues	(12,580)	(8,932)
Amortization of debt premiums	(556)	(922)
Above/below-market rent revenue	(1,884)	(1,903)
FF&E purchases	(6)	(853)
Tenant improvements - second generation	(1,038)	(1,219)
Building improvements - second generation	(1,106)	(1,030)
Leasing commissions - second generation	(880)	(6,909)

Core FAD	$25,839	$21,819

Core FAD per share
Basic	$0.11	$0.09

Diluted	$0.11	$0.09

Reconciliation of Net Income to EBITDA
Net income	$11,231	$193,431
Interest expense	14,337	13,147
Income tax benefit	(2,169)	(1,125)
Depreciation and amortization	30,115	27,375
Acquisition expenses	—	138,140
Gain on consolidation of non-controlled entities	—	(322,563)

EBITDA	$53,514	$48,405

First Quarter 2014

Net Operating Income (“NOI”)

(unaudited and dollars in thousands)

Reconciliation of Net Income to NOI and Cash NOI	March 31, 2014	Period from October 7, 2013 through December 31, 2013

Net income	$11,231	$193,431
Add:
Marketing, general and administrative expenses	8,675	15,254
Depreciation and amortization	30,115	27,375
Interest expense	14,337	13,147
Construction expenses	14,283	5,468
Acquisition expenses	—	138,140
Less:
Construction revenue	(14,963)	(5,265)
Third-party management and other fees	(611)	(550)
Gain on consolidation of non-controlled entities	—	(322,563)

Net operating income	63,067	64,437

Straight-line rent	(12,580)	(8,932)
Above/below-market lease amortization	(1,884)	(1,903)
Assumed ground lease amortization	426	398

Cash net operating income	$49,029	$54,000

First Quarter 2014

Debt Summary

(unaudited and dollars in thousands)

		Weighted Average
Debt Summary	Principal Balance	Interest Rate	Maturity (Years)
Fixed rate mortgage debt	$830,871	5.78%	2.4
Variable rate mortgage debt	47,674	3.90%	0.6
Term loan and credit facility	325,000	1.50%	4.4

Total	$1,203,545	4.55%	2.9

Available Borrowing	Facility	Outstanding at March 31, 2014	Letters of Credit	Empire Reserve (2)	Remaining Capacity at March 31, 2014
Mortgages	$—	$878,545	$—	$—	$10,615
Term loan and credit facility (1)	800,000	325,000	—	30,706	444,294

Total	$800,000	$1,203,545	$—	$30,706	$454,909

Covenant Summary	Required		Current Quarter		In Compliance
Secured Credit Facility
Maximum Total Leverage	< 60%		31.8%		Yes
Maximum Secured Debt	< 40%		23.2%		Yes
Minimum Fixed Charge Coverage	> 1.5	x	2.8	x	Yes
Maximum Variable Rate Indebtedness	< 25%		9.8%		Yes
Maximum Secured Recourse Indebtedness	< 10%		0%		Yes
Minimum Tangible Net Worth	$689,800		$802,500		Yes

Notes:

(1)	The term loan and credit facility has an accordion feature allowing for an increase in maximum aggregate principal balance to $1,250,000 under certain circumstances.
(2)	Reflects a reserve for Empire State Building capital expenditures.

First Quarter 2014

Debt Detail

(unaudited and dollars in thousands)

	Stated Interest Rate (%)	Current Interest Rate (%)	Principal Balance		Maturity Date	Amortization
Fixed rate debt:
501 Seventh Avenue (first lien mortgage loan)	5.80%	5.80%	$39,197		8/1/2014	25 years
1359 Broadway	6.04%	6.04%	44,646		8/1/2014	25 years
One Grand Central Place (first lien mortgage loan)	5.34%	5.34%	71,153		11/5/2014	25 years
One Grand Central Place (second lien mortgage loan)	7.00%	7.00%	14,804		11/5/2014	25 years
500 Mamaroneck Avenue, Harrison, NY	5.41%	5.41%	32,442		1/1/2015	30 years
250 West 57th Street (first lien mortgage loan)	5.33%	5.33%	25,409		1/5/2015	25 years
250 West 57th Street (second lien mortgage loan)	6.13%	6.13%	11,181		1/5/2015	25 years
Metro Center	5.89%	5.89%	95,614		1/1/2016	30 years
10 Union Square	6.00%	6.00%	20,887		5/1/2017	30 years
10 Bank Street	5.72%	5.72%	33,298		6/1/2017	30 years
1542 Third Avenue	5.90%	5.90%	18,913		6/1/2017	30 years
First Stamford Place	5.65%	5.65%	244,764		7/5/2017	30 years
383 Main Avenue, Norwalk, CT	5.59%	5.59%	30,268		7/5/2017	30 years
1010 Third Avenue and 77 West 55th Street	5.69%	5.69%	27,974		7/5/2017	30 years
1333 Broadway	6.32%	6.32%	77,429	(1)	1/5/2018	30 years
1350 Broadway (first lien mortgage loan)	5.87%	5.87%	42,892	(2)	4/5/2018	Interest only

Total fixed rate debt			830,871

Variable rate debt:
501 Seventh Avenue (second lien mortgage loan)	LIBOR plus 2.0%	2.16%	6,540		8/1/2014	Interest only
1350 Broadway (second lien mortgage loan)	(4)	4.25%	13,752	(3)	10/10/2014	Interest only
One Grand Central Place (third lien mortgage loan)	(5)	3.75%	6,382		11/5/2014	Interest only
250 West 57th Street (third lien mortgage loan)	(4)	4.25%	21,000		1/5/2015	Interest only
Secured Revolving Credit Facility	LIBOR plus 1.20%	1.37%	25,000		10/5/2017	Interest only
Secured Term Credit Facility	LIBOR plus 1.35%	1.51%	300,000		10/5/2018	Interest only

Total variable rate debt			372,674

Total / weighted average debt		4.55%	$1,203,545

Notes:

(1)	Includes unamortized premium of $7,195.
(2)	Includes unamortized premium of $3,600.
(3)	Includes unamortized premium of $75.
(4)	Greater of 4.25% and Prime plus 1.00%.
(5)	Greater of 3.75% and Prime plus 0.50%.

First Quarter 2014

Debt Maturities

(unaudited and dollars in thousands)

Year	Amortization	Maturities (1)	Total	Percentage of Total Debt	Weighted Average Interest Rate of Maturing Debt

2014	$15,058	$181,416	$196,474	16.3%	5.48%
2015	10,036	79,996	90,032	7.5%	5.21%
2016	7,918	87,696	95,614	7.9%	5.89%
2017	5,393	395,711	401,104	33.3%	5.42%
2018	306	420,015	420,321	34.9%	2.84%

Total debt	$38,711	$1,164,834	$1,203,545	100.0%	4.55%

Debt Maturity Profile

Note:

(1)	Assumes no extension options are exercised.

First Quarter 2014

Supplemental Definitions

Funds From Operations (“FFO”)

The Company computes FFO in accordance with the “White Paper” on FFO published by the National Association of Real Estate Investment Trusts, or NAREIT, which defines FFO as net income (loss) (determined in accordance with GAAP), excluding impairment writedowns of investments in depreciable real estate and investments in in-substance real estate investments, gains or losses from debt restructurings and sales of depreciable operating properties, plus real estate-related depreciation and amortization (excluding amortization of deferred financing costs), less distributions to non-controlling interests and gains/losses from discontinued operations and after adjustments for unconsolidated partnerships and joint ventures. FFO is a widely recognized non-GAAP financial measure for REITs that the Company believes, when considered with financial statements determined in accordance with GAAP, is useful to investors in understanding financial performance and providing a relevant basis for comparison among REITS. In addition, FFO is useful to investors as it captures features particular to real estate performance by recognizing that real estate has generally appreciated over time or maintains residual value to a much greater extent than do other depreciable assets. Investors should review FFO, along with GAAP net income, when trying to understand an equity REIT’s operating performance. The Company presents FFO because it considers it an important supplemental measure of its operating performance and believes that it is frequently used by securities analysts, investors and other interested parties in the evaluation of REITs. However, because FFO excludes depreciation and amortization and captures neither the changes in the value of the Company’s properties that result from use or market conditions nor the level of capital expenditures and leasing commissions necessary to maintain the operating performance of its properties, all of which have real economic effect and could materially impact the Company’s results of operations, the utility of FFO as a measure of its performance is limited. There can be no assurance that FFO presented by the Company is comparable to similarly titled measures of other REITs. FFO does not represent cash generated from operating activities and should not be considered as an alternative to net income (loss) determined in accordance with GAAP or to cash flow from operating activities determined in accordance with GAAP. FFO is not indicative of cash available to fund ongoing cash needs, including the ability to make cash distributions. Although FFO is a measure used for comparability in assessing the performance of REITs, as the NAREIT White Paper only provides guidelines for computing FFO, the computation of FFO may vary from one company to another.

Core Funds From Operations (“Core FFO”)

Core FFO adds back to traditionally defined FFO the following items associated with the Company’s initial public offering, or IPO, and formation transactions: gain on consolidation of non-controlling entities, acquisition expenses, severance expenses and retirement equity compensation expenses. The Company presents Core FFO because it considers it an important supplemental measure of its operating performance in that it excludes items associated with its IPO and formation transactions. There can be no assurance that Core FFO presented by the Company is comparable to similarly titled measures of other REITs. Core FFO does not represent cash generated from operating activities and should not be considered as an alternative to net income (loss) determined in accordance with GAAP or to cash flow from operating activities determined in accordance with GAAP. Core FFO is not indicative of cash available to fund ongoing cash needs, including the ability to make cash distributions.

Funds Available for Distribution (‘FAD”)

In addition to FFO, the Company presents FAD by (i) adding to FFO non-real estate depreciation and amortization, the amortization of deferred financing costs, amortization of debt discounts and amortization of below market ground lease and (ii) deducting straight line rent, recurring 2nd generation leasing commissions, tenant improvements, prebuilts, capital expenditures, furniture, fixtures & equipment purchases and above/below market rent revenue. FAD is presented solely as a supplemental disclosure that management believes provides useful information regarding the Company’s ability to fund its dividends. FAD does not represent cash generated from operating activities and should not be considered as an alternative to net income (loss) determined in accordance with GAAP or to cash flow from operating activities determined in accordance with GAAP. FAD is not indicative of cash available to fund ongoing cash needs, including the ability to make cash distributions. There can be no assurance that FAD presented by the Company is comparable to similarly titled measures of other REITs.

Net Operating Income

Net Operating Income, or NOI is a non-GAAP financial measure of performance. NOI is used by investors and the Company’s management to evaluate and compare the performance of the Company’s properties and to determine trends in earnings and to compute the fair value of its properties as it is not affected by; (i) the cost of funds of the property owner, (ii) the impact of depreciation and amortization expenses as well as gains or losses from the sale of operating real estate assets that are included in net income computed in accordance with GAAP, (iii) acquisition expenses and formation transaction expenses; or (iv) general and administrative expenses and other gains and losses that are specific to the property owner. The cost of funds is eliminated from net operating income because it is specific to the particular financing capabilities and constraints of the owner. The cost of funds is also eliminated because it is dependent on historical interest rates and other costs of capital as well as past decisions made by the Company regarding the appropriate mix of capital which may have changed or may change in the future. Depreciation and amortization expenses as well as gains or losses from the sale of operating real estate assets are eliminated because they may not accurately represent the actual change in value in the Company’s office or retail properties that result from use of the properties or changes in market conditions. While certain aspects of real property do decline in value over time in a manner that is reasonably captured by depreciation and amortization, the value of the properties as a whole have historically increased or decreased as a result of changes in overall economic conditions instead of from actual use of the property or the passage of time. Gains and losses from the sale of real property vary from property to property and are affected by market conditions at the time of sale which will usually change from period to period. These gains and losses can create distortions when comparing one period to another or when comparing the Company’s operating results to the operating results of other real estate companies that have not made similarly timed, purchases or sales. The Company believes that eliminating these costs from net income is useful because the resulting measure captures the actual revenue, generated and actual expenses incurred in operating its properties as well as trends in occupancy rates, rental rates and operating costs. However, the usefulness of NOI is limited because it excludes general and administrative costs, interest expense, interest income and other expense, depreciation and amortization expense and gains or losses from the sale of properties, and other gains and losses as stipulated by GAAP, the level of capital expenditures and leasing costs necessary to maintain the operating performance of the Company’s properties, all of which are significant economic costs. NOI may fail to capture significant trends in these components of net income which further limits its usefulness. NOI is a measure of the operating performance of the Company’s properties but does not measure its performance as a whole. NOI is therefore not a substitute for net income as computed in accordance with GAAP. This measure should be analyzed in conjunction with net income computed in accordance with GAAP and discussions elsewhere in this Supplemental Package regarding the components of net income that are eliminated in the calculation of NOI. Other companies may use different methods for calculating NOI than the Company does.

EBITDA

The Company computes EBITDA as net income plus interest expense, net of interest income, income taxes and depreciation and amortization. The Company presents EBITDA because it believes that EBITDA, along with cash flow from operating activities, investing activities and financing activities, provides investors with an additional indicator of its ability to incur and service debt. EBITDA should not be considered as an alternative to net income (determined in accordance with GAAP), as an indication of the Company’s financial performance, as an alternative to net cash flows from operating activities (determined in accordance with GAAP), or as a measure of its liquidity.